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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                          Reported): September 26, 2001


                       Asset Backed Securities Corporation
                         Home Equity Loan Trust 2001-HE3
             Asset Backed Pass-Through Certificates, Series 2001-HE3


                       ASSET BACKED SECURITIES CORPORATION
    --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                              333-44300                         13-3354848
-------------------------------------            ------------------       --------------------------------------
  (State or Other Jurisdiction of                   (Commission              (I.R.S. Employer Identification
           Incorporation)                           File Number)                          No.)


                                11 Madison Avenue
                            New York, New York 10010
                    (Address of Principal Executive Offices)
     ---------------------------------------------------------------------
                                   (Zip Code)

        Registrant's telephone number, including area code (212) 325-2000
                                                           ----- --------

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Item 5.  Other Events.
----     ------------

Filing of Computational Materials

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Asset Backed Securities Corporation (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset Backed Securities Corporation Home Equity Loan Trust 2001-HE3, Asset Backed Pass-Through Certificates, Series 2001-HE3.

     In connection with the offering of the Asset Backed Securities Corporation Home Equity Loan Trust 2001-HE3 Asset Backed Pass-Through Certificates, Series 2001-HE3, Credit Suisse First Boston Corporation ("CSFB") and Countrywide Securities Corporation ("Countrywide"), as two of the underwriters of the Certificates, have prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSFB and Countrywide with certain information regarding the characteristics of the Underlying Certificates in the related underlying trust funds, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed as Exhibit 99.1 and Exhibit 99.2 hereto are filed on Form SE dated September 26, 2001.

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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 Computational Materials prepared by Credit Suisse First Boston Corporation filed on Form SE dated September 26, 2001.

         99.2 Computational Materials prepared by Countrywide Securities Corporation filed on Form SE dated September 26, 2001.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSET BACKED SECURITIES CORPORATION



                                        By: /s/ Greg Richter
                                            -------------------------------
                                            Name:  Greg Richter
                                            Title: Vice President



Dated:  September 26, 2001

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Exhibit Index
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Exhibit                                                                 Page
-------                                                                 ----

99.1       Computational Materials
           filed on Form SE dated September 26, 2001.

99.2       Computational Materials
           filed on Form SE dated September 26, 2001.